                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934





                        Date of Report: October 23, 2002

                          ----------------------------

                        (Date of earliest event reported)





              TOYOTA AUTO FINANCE RECEIVABLES LLC ON BEHALF OF THE
                   TOYOTA AUTO RECEIVABLES 2002-C OWNER TRUST
         --------------------------------------------------------------

             (Exact name of registrant as specified in its charter)



           DELAWARE                    333-74872                95-4836519

(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
       of Incorporation)                                     Identification No.)







                      19300 Gramercy Place, North Building
                           Torrance, California 90509

                          -----------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (310) 468-7333

ITEM 5. OTHER EVENTS

         Attached as Exhibit 99.1 to this Current Report is a Term Sheet circulated by Banc of America Securities LLC, Morgan Stanley & Co. Incorporated, Banc One Capital Markets, Inc., Barclays Capital Inc., Countrywide Securities Corporation, Credit Suisse First Boston Corporation, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Lehman Brothers Inc., Loop Capital Markets, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc., and, in connection with the Registrant's offering of the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes (collectively, the "Offered Notes"). The Offered Notes will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus") which will be filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The offering of the Offered Notes has been registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-74872) (the "Registration Statement"). This Term Sheet will be incorporated by reference in the Registration Statement.

         Any statement or information contained in the Term Sheet may be modified or superseded by subsequent similar materials or by statements or information contained in the Prospectus.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibit

                  Exhibit 99.1      Term Sheet.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                     TOYOTA AUTO FINANCE RECEIVABLES LLC


                                     By:  /s/ Lloyd Mistele
                                          ------------------------
                                          Name:    Lloyd Mistele
                                          Title:   President



Date:  October 23, 2002

                                  EXHIBIT INDEX


Item 601(a) of Regulation S-K

Exhibit No.                            Description
-----------                            -----------

99.1                                   Term Sheet